UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )
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☐ Preliminary Proxy statement
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☑ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12
ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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IMPORTANT SHAREHOLDER INFORMATION

Access Capital Strategies Community Investment Fund, Inc.
     The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to Access Capital Strategies Community Investment Fund, Inc. (the “Fund”). The proxy card may be completed by checking the appropriate box voting for or against the specific proposal relating to the Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Fund’s Board of Directors.
     We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us. Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.
Please take a few moments to exercise your right to vote. Thank you.

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 19, 2006
     Notice is hereby given that a Special Meeting of the shareholders (the “Meeting”) of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) will be held at 9:00 am (Eastern Time) on September 19, 2006 at the Fund’s offices, 419 Boylston Street, Suite 501, Boston, Massachusetts 02116, for the following purposes:
1.	Approving a proposed Sub-Management Agreement between Access Capital Strategies LLC and Voyageur Asset Management Inc. with respect to the Fund;
2.	Taking action on proposed amendments to the Fund’s Articles of Incorporation as advised by the Board of Directors; and
3.	Conducting such other business as may properly come before the Meeting.
     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person.
     Shareholders of record at the close of business on August 31, 2006 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.
By Order of the Directors
/s/ Ronald A. Homer
Ronald A. Homer
Chairman
August 21, 2006
     Shareholders are requested to execute and return promptly in the enclosed envelope the accompanying proxy card, which is being solicited by the Fund’s Board of Directors. This is important to ensure a quorum at the meeting. Proxies may be revoked at any time before they are exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.
     A shareholder of the Fund objecting to the proposals above is not entitled under either Maryland law or the Fund’s Articles of Incorporation or Bylaws to demand payment for and an appraisal of his or her particular shares if the proposals are consummated over his or her objection.

To Access Capital Strategies Community Investment Fund, Inc. shareholders (“Shareholders”):
     The purpose of this proxy is to announce that a Special Meeting of Shareholders (the “Meeting”) of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) has been scheduled for September 19, 2006 at 9:00 am. The purpose of the Meeting is to submit to the Shareholders a vote: (1) approving a proposed sub-management agreement between Access Capital Strategies LLC and Voyageur Asset Management Inc. (“Sub-Management Agreement”) with respect to the Fund; (2) taking action on proposed amendments to the Fund’s Articles of Incorporation as advised by the Board of Directors; and (3) conducting such other business as may properly come before the Meeting.
     While you are, of course, welcome to join us at the Meeting, most Shareholders cast their votes by filling out and signing the enclosed proxy card. To conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.
     We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next two pages a list of some commonly asked questions and answers. If you have any additional questions, please call the Fund directly at (617) 236-7274.
     Your vote is very important to us. As always, we thank you for your confidence and support.
Sincerely,
/s/ Ronald A. Homer
Ronald A. Homer
Chairman
Access Capital Strategies Community Investment Fund, Inc.

PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
YOUR VOTE IS VERY IMPORTANT
ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
Q.	WHAT PROPOSALS ARE THE SHAREHOLDERS BEING ASKED TO APPROVE?

A.	Shareholders are being asked to vote on proposals unanimously approved by the Fund’s Board of Directors (“Board”): (1) approving a proposed Sub-Management Agreement between Access Capital Strategies LLC (“Access Capital”) and Voyageur Asset Management Inc. (“Voyageur”) with respect to the Fund, attached hereto as Exhibit A; (2) taking action on proposed amendments to the Fund’s Articles of Incorporation as advised by the Board, attached hereto as Exhibit B and incorporated by reference herein; and (3) conducting such other business as may properly come before the meeting.

Q.	WHY AM I BEING ASKED TO APPROVE A NEW SUBADVISORY CONTRACT?

A.	A pending transaction between BlackRock, Inc. (“BlackRock”) and Merrill Lynch & Co., Inc. (“ML & Co.”) that is expected to close in the third quarter of 2006, will result in the termination of the sub-management agreement under which Merrill Lynch Investment Managers (“MLIM”) currently provides services to the Fund. In anticipation of that termination, the Board directed Access Capital, the Fund’s adviser, to solicit proposals for a new sub-management agreement. After a careful review of prospective candidates, the Board unanimously approved the selection of Voyageur to serve as a new sub-manager effective upon the approval of the engagement by Fund Shareholders and the termination of the MLIM sub-management agreement.

In unanimously approving the proposed Sub-Management Agreement with Voyageur and recommending its approval by Shareholders, the Board, including the independent directors, considered the best interests of Shareholders of the Fund and took into account all factors that they deemed relevant. The factors considered by the Board included, among other things, the nature, quality, and extent of the services to be provided by Voyageur, data on management fees and expenses of Voyageur, and a review of the terms of the proposed agreement. The Board also compared these to the services, fees and other factors under the existing sub-management agreement with MLIM and to other potential candidates. After considering these factors, the Board concluded that the proposed Sub-Management Agreement with Voyageur would be beneficial to the Fund and to Shareholders.

In keeping with its obligations under applicable federal and state law, the Board now seeks Shareholder approval of this advisory agreement.

Q.	WHY IS THE BOARD SEEKING MY VOTE TO AMEND THE FUND’S ARTICLES OF INCORPORATION?

A.	In connection with the Fund’s determination to withdraw its election as a business development company (“BDC”) and its registration and ongoing operations as a closed-end investment company, the Fund has identified several provisions within its Articles of Incorporation to be amended. The amendments provide the Fund’s new address and describe its intent to operate as a registered closed-end investment company. The amendments also increase the number of shares the Fund is authorized to issue and remove the Fund’s expiration date. Under the terms of the Fund’s Articles of Incorporation, the Fund requires Shareholder approval for certain changes to its charter. In unanimously approving the proposed amendments to the Articles of Incorporation, the Board believes that the amendments are advisable and in the best interests of the Fund and its Shareholders.

Q.	WILL APPROVAL OF THE SUB-MANAGEMENT AGREEMENT OR THE AMENDMENTS TO THE ARTICLES RESULT IN ANY ADDITIONAL SHAREHOLDER EXPENSE?

A.	Under the proposed Sub-Management Agreement, Access Capital will continue to have full responsibility for providing investment advisory services to the Fund and will compensate the sub-manager at its sole expense. Although total fees paid by the adviser for Voyageur’s services will be less than the fees paid by Access Capital to MLIM under the MLIM Sub-Management Agreement, the Fund will pay new fees to a fund administrator for performing certain services. The Fund may also hire a service provider to perform certain compliance functions. Management expects that the overall costs imposed on Shareholders will not increase as a result of the unbundling of services. Among other considerations, the administrator will perform many of the regulatory and administrative tasks previously completed by Fund counsel, thereby reducing Fund counsel’s fees, which are also borne by the Fund. The proposed amendments to the Articles of Incorporation will result in no additional material costs to the Fund beyond the clerical and legal fees associated with filing the articles of amendment with the state of Maryland.

Q.	WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A.	To conduct the Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of the record date August 31, 2006. If not enough Shareholders return the enclosed proxy ballot card to ensure that there will be a quorum, we will be forced to incur additional expenses associated with additional solicitations. To avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.	HOW DOES THE BOARD SUGGEST THAT I VOTE?

A.	After careful consideration, the Board, including the independent directors, unanimously recommends that you vote “FOR” approving the proposed Sub-Management Agreement with Voyageur and “FOR” approving the proposed Articles of Amendment described in Exhibit B attached hereto. The Board also unanimously recommends that you vote “FOR” the transaction of such other business as may properly come before the Meeting or any adjournment thereof. The Board also urges you to vote and return the proxy ballot cards you receive.

Q.	WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A.	If you have any questions regarding this proxy, please contact the Fund directly at (617) 236-7274.
      The information provided in this “Q&A” is supported by disclosures contained in the accompanying proxy statement, which all Shareholders are encouraged to read carefully.
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ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
419 BOYLSTON STREET
SUITE 501
BOSTON, MASSACHUSETTS 02116

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 19, 2006

PROXY STATEMENT
     The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Fund at the above address or by appearing personally and electing to vote on September 19, 2006 at the Special Meeting of Shareholders of the Fund at 9:00 am (Eastern Time) at 419 Boylston Street, Suite 501, Boston, Massachusetts 02116 (such meeting and any adjournment(s) thereof are referred to herein as the “Meeting”). A Shareholder of the Fund objecting to the proposals is not entitled under either Maryland law or the Fund’s Articles of Incorporation or Bylaws to demand payment for and an appraisal of his or her particular shares if the proposals are consummated over his or her objection. The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement, and any additional proxy material has been or will be borne by the Fund. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Fund. If a Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).
     Only Shareholders of record as of the close of business on August 31, 2006 will be entitled to vote at the Meeting. On August 16, 2006, the Fund had outstanding 49,479,738.691 shares of common stock (“Shares”), each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting. This proxy statement and the enclosed proxy card will be sent to Shareholders of record on or about August 21, 2006.
     The following table sets forth, as of June 30, 2006 (unless otherwise indicated), the beneficial ownership of each Shareholder known to management of the Fund to own beneficially more than 5% of the outstanding Shares. Unless otherwise indicated, the Fund believes that the beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Shareholder	Number of Shares	Percent of Class

Massachusetts Pension Reserve Investment Trust 84 State Street Boston, MA 02109	8,246,219.464	17.0%

Merrill Lynch Community Development Company LLC 4 World Financial Center New York, NY 10080	5,899,252.147	12.2%
     None of the Fund’s Directors and none of the executive officers of Access Capital owns Shares of the Fund. Access Capital owns 118.124 Shares of the Fund, or less than 0.01%.
     Since the beginning of the most recently completed fiscal year, there have been no purchases or sales of securities of Access Capital Strategies LLC or Voyageur Asset Management Inc. or any of the parents or subsidiaries of either firm by any of the Fund’s Directors.
     The Fund’s executive offices are located at 419 Boylston Street, Suite 501, Boston, Massachusetts 02116. Prior to the fiscal year ended May 31, 2006, the Fund filed annual reports on Form 10-K and quarterly reports on Form 10-Q with the Securities and Exchange Commission (the “SEC”). In connection with its registration as a closed-end investment company, the Fund will now file annual, semiannual, and quarterly reports on Forms N-CSR, N-SAR (upon the Fund’s Registration Statement being declared effective), and N-Q with the SEC. The public may read and copy any materials filed by the Fund with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330 or (202) 551-8090. The Fund files its reports electronically. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC (http://www.sec.gov).
     A copy of each of the Fund’s Annual Report dated May 31, 2006, Form N-CSR filing dated August 10, 2006, Form 10-K Report dated May 31, 2005, and Form 10-Q Report dated February 28, 2006 is available, without charge, upon request and may be obtained without charge by writing the Fund c/o Access Capital Strategies Community Investment Fund Inc., 419 Boylston Street, Suite 510, Boston, MA, 02116, or calling (617) 236-7274. The Fund will provide a copy of the Annual Report to the requesting Shareholder within three business days of the request.

INTRODUCTION
     The Meeting is being called for the following purposes: (1) approving a proposed Sub-Management Agreement between Access Capital Strategies LLC (“Access Capital” or the “Adviser”) and Voyageur Asset Management, Inc. (“Voyageur”) attached hereto as Exhibit A; (2) taking action on proposed amendments to the Fund’s Articles of Incorporation as advised by the Board, attached hereto as Exhibit B and incorporated by reference herein; and (3) conducting such other business as may properly come before the meeting (“Proposals”).
     Approval of the proposed Sub-Management Agreement and of other business properly to come before the meeting requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares. Under the terms of the Fund’s Articles of Incorporation, approval of the proposed amendments to the Articles requires the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.
     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the affirmative vote necessary to approve the matters under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and broker non-votes as if they were votes against the Proposals. Unless sufficient votes in favor of a Proposal are received, that Proposal will not be considered to have been adopted by Shareholders.
     The costs associates with this solicitation, including but not limited to the legal fees and printing costs associated with the preparation of the proxy statement and the meeting, are to be borne by the Fund. These costs are estimated to be approximately $25,000.

PROPOSAL (1)
APPROVAL OF NEW SUB-MANAGEMENT AGREEMENT
     At the Meeting, you will be asked to approve a new Sub-Management Agreement between Access Capital and Voyageur for the benefit of the Fund. This Sub-Management Agreement will replace the current sub-management agreement already in place between Access Capital and Merrill Lynch Investment Management LP (“MLIM”). Although the agreement with MLIM was first approved by Shareholders in 2001, reapproved by Shareholders with amendments in 2003, and reapproved annually by the Board, including most recently on March 28, 2006, the Board is now proposing the new Sub-Management Agreement because the current sub-management agreement with MLIM will terminate upon completion of a pending transaction at the end of the third quarter of 2006, described below, whereby MLIM will join BlackRock, Inc. as part of a new investment management business. The transaction will result in a change of control in MLIM and thus, under the 1940 Act, would result in the assignment of the MLIM sub-management agreement. Under the 1940 Act, an assignment results in the automatic termination of an advisory contract.
     At an in-person meeting held on July 31, 2006, the Board, including a majority of the Board who are not interested persons of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Directors”) voting separately, considered and unanimously approved on behalf of the Fund the proposed Sub-Management Agreement between Access Capital and Voyageur.
     In unanimously recommending approval of the proposed Sub-Management Agreement, the Board, including the Independent Directors, considered the best interests of Shareholders of the Fund and took into account all factors that they deemed relevant. In an executive session, the Independent Directors thoroughly reviewed and evaluated the factors to be considered for approval of the proposed Sub-Management Agreement including, but not limited to, the expenses incurred in performance of services under the proposed Sub-Management Agreement; the compensation to be received by Access Capital and Voyageur; the profitability of Access Capital; the fees charged by the adviser of the Fund’s nearest peer; the past performance of Access Capital; the range and quality of services provided by Access Capital and proposed by Voyageur.
     For a general description of the proposed Sub-Management Agreement with Voyageur, and a comparison of the proposed Sub-Advisory Agreement and the current agreement with MLIM, see “Proposed Sub-Management Agreement” and “Board Evaluation of Proposed Sub-Management Agreement” below. A copy of the form of proposed Sub-Management Agreement with Voyageur is attached as Exhibit A to this proxy statement.

CURRENT MANAGEMENT AGREEMENT
     No action is being proposed to the Fund’s current management agreement with Access Capital (the “Management Agreement”), but information is being provided in response to the requirements of Schedule 14A.
     On November 18, 1997, the Board, including a majority of the Independent Directors, unanimously approved the management agreement between the Fund and Access Capital (“Management Agreement”). On June 17, 1998, the Management Agreement was approved by the Fund’s sole shareholder. Pursuant to the terms of the Management Agreement, Access Capital acts as investment adviser to the Fund and has the duties and responsibilities described in the Management Agreement, subject to the general supervision of the Board and in accordance with, among other things, the Fund’s respective investment objectives, policies, and restrictions. By its terms, the Management Agreement continues in effect as to the Fund from year to year if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding Shares of the Fund and, in either case, by a majority of the Independent Directors, by vote cast in person at a meeting called for such purpose. The Board, including the Independent Directors, has unanimously approved the continuation of the Management Agreement each year, including most recently at its quarterly meeting on March 28, 2006. The Management Agreement may be terminated as to the Fund without penalty at any time on 60 days written notice by the directors, by vote of a majority of the outstanding Shares of the Fund, or by Access Capital. The Management Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.
     Pursuant to the Management Agreement, Access Capital may make the day-to-day investment decisions for the Fund or employ a sub-adviser at its expense to provide day-to-day management. Regardless of whether it employs a sub-adviser, Access Capital continuously reviews, supervises, and administers the Fund’s investment programs. As consideration for its services, Access Capital is entitled to a fee, paid monthly, at an annual rate of fifty one-hundredths of one percent (0.50%) of the Fund’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowings (the “Management Fee”). An amendment to the Management Agreement, unanimously approved by the Board of Directors, including the Independent Directors on March 18, 2003, was approved by Shareholders on May 23, 2003. The Amendment provides that the Fund is to pay its annual operating expenses (“Operating Expenses”); however, Access Capital agreed to reimburse the Fund for those Operating Expenses in excess of 0.25% of the Fund’s monthly net assets (the “Expense Cap”). Thus, if the amount of Operating Expenses paid by the Fund exceeds the Expense Cap, the Manager will pay to the Fund the amount of such excess. If the amount of Operating Expenses is less than the Expense Cap, the Fund will pay the actual amount of the Operating Expenses and, in addition, will pay to Access Capital the difference between the amount of the Operating Expenses and the Expense Cap to the extent that Access Capital has not previously been reimbursed for Operating Expenses previously paid by Access Capital. The amendment had no effect on the amount of the Management Fee paid by the Fund and described above; however, the Management Fee was changed to be paid monthly, rather than quarterly, to conform with the expense payments.

     For the fiscal year ended May 31, 2006, the Fund paid a Management Fee of $2,425,762. Upon the structuring and effecting of certain transactions for the Fund, the Fund may pay Access Capital an investment structuring fee of 1.00% of the transaction amount; however, there were no investment structuring fees paid to Access Capital for the fiscal year ending May 31, 2006. For the fiscal year ended May 31, 2006, the Fund paid $718,897 of its Operating Expenses, excluding interest expense and management fees. During the Fund’s fiscal year ended May 31, 2006, the Fund paid $0 in brokerage commissions.
     There were no other material payments by the Fund to Access Capital, or any affiliated person of Access Capital during the last fiscal year.
     A copy of the Management Agreement is available upon request and without charge by calling the Fund at (617) 236-7274. Further information about Access Capital, including its officers and directors, is provided in “Information about the Manager” below.
CURRENT SUB-MANAGEMENT AGREEMENT
     On December 21, 2000, the Board, including a majority of the Independent Directors, unanimously approved on behalf of the Fund a sub-management agreement between Access Capital and MLIM (the “MLIM Sub-Management Agreement”). At an Annual Meeting of the Fund’s Shareholders held on February 23, 2001, the Fund’s Shareholders approved the MLIM Sub-Management Agreement. Under the MLIM Sub-Management Agreement, Access Capital continued to have full responsibility for providing investment advisory services to the Fund. Access Capital discharged this responsibility in part through the retention of MLIM, at Access Capital’s sole expense, to manage the day-to-day investment program of the Fund to the extent set forth in the MLIM Sub-Management Agreement.
     In consideration for the services provided and expenses assumed under the Sub-Management Agreement, Access Capital initially agreed to pay MLIM a fee, paid quarterly, at an annual rate of 0.25% of the Fund’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowings (or, if greater, 50% of the Management Fee payable to Access Capital under the Management Agreement) (the “MLIM Sub-Management Fee”). Access Capital has borne the sole responsibility for the payment of the MLIM Sub-Management Fee to MLIM. The MLIM Sub-Management Agreement became effective as of March 1, 2001 and continued for an initial term ending two years from the date of the Sub-Management Agreement. Thereafter, the Sub-Management Agreement has continued for successive one-year terms, such continuation having been specifically approved at least annually by a vote of a majority of the directors, or by the vote of a majority of the outstanding Shares of the Fund, and, in either case, by a majority of the Independent Directors, by vote cast in person at a meeting called for such purpose. At a special meeting held on May 23, 2003, the Fund’s Shareholders approved amendments to the Management and Sub-Management Agreements, whereby Access and MLIM and Access Capital agreed to bear the Fund’s Operating Expenses, described above. If the amount of Operating Expenses were to exceed the Expense Cap, MLIM agreed to pay to Access Capital 50% of the amount of such excess. If the amount of Operating Expenses were less than the Expense Cap, Access Capital agreed to pay to MLIM 50% of the difference between the amount of Operating Expenses actually paid by the Fund and the Expense Cap to the extent MLIM had not previously been reimbursed for any Operating Expenses previously paid by MLIM. The amendment had no effect on the amount of the Sub-Management Fee paid to MLIM by Access Capital and described above; however, the Sub-Management Fee was changed to be paid monthly, rather than quarterly, to conform with the expense payments. During the last fiscal year of the Fund, the aggregate amount of the MLIM Sub-Management Fee was $1,188,063. Additionally, no other material payments by the Fund were paid to MLIM or to any affiliated person of MLIM during the last fiscal year.
     The Board, including the Independent Directors, unanimously approved the continuance of the MLIM Sub-Management Agreement at its quarterly meeting on March 28, 2006. On February 15, 2006, BlackRock, Inc. (“BlackRock”) and Merrill Lynch & Co., Inc. (“ML & Co.”) reached an agreement to contribute ML & Co.’s investment management business, including MLIM and certain affiliates, to BlackRock to create a new asset management firm. The transaction has been approved by the boards of directors of both ML & Co. and BlackRock and is expected to close at the end of the third quarter of 2006. By operation of law, the MLIM Sub-Management Agreement terminates automatically in the event of its assignment. On June 27, 2006, the Board of Directors of the Fund directed Access Capital to solicit proposals for a new sub-manager in anticipation that the impending transaction between BlackRock and ML & Co. would result in the termination of the MLIM Sub-Management Agreement under which MLIM provides services to the Fund, and that MLIM would cease to serve as the Fund’s Sub-Manager after the transaction with BlackRock has been consummated.
     A copy of the MLIM Sub-Management Agreement is available upon request and without charge by calling the Fund at (617) 236-7274. Further information about MLIM appears below.
PROPOSED SUB-MANAGEMENT AGREEMENT
     On July 31, 2006, the Board, including the Independent Directors, unanimously approved on behalf of the Fund the proposed Sub-Management Agreement between Access Capital and Voyageur Asset Management, Inc., a Minneapolis-based registered investment adviser founded in 1983 that provides fixed income asset management services.
     Under the proposed Sub-Management Agreement, if approved, Access Capital will continue to have full responsibility for providing investment advisory services to the Fund. Access Capital will discharge this responsibility in part through the retention of Voyageur, at Access Capital’s sole expense, to manage the day-to-day investment program of the Fund to the extent set forth in the proposed Sub-Management Agreement attached as Exhibit A to this proxy statement. Access Capital will oversee the activities of Voyageur and will be responsible for setting any policies it deems appropriate for Voyageur’s activities, subject to the direction on the Fund’s Board. Shareholders of the Fund will continue to receive the benefits of Access Capital’s supervision of the management of the Fund and, under the proposed Sub-Management Agreement, will receive the additional benefit of Voyageur’s fixed income investment advisory services and expertise. The combined contributions of Access Capital and Voyageur to the Fund’s management should enhance the level of service provided to the Fund and its Shareholders.
     As sub-manager to the Fund, Voyageur will, to the extent set forth in the proposed Sub-Management Agreement and subject to the supervision of the Fund’s Board of Directors and Access Capital and consistent with the Fund’s registration statement and its investment objectives and restrictions, furnish an investment program in respect of, having discretionary authority to make investment decisions for, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio.

     During the term of the Sub-Management Agreement, Voyageur has also agreed to act in conformity with, among other things, the instructions and directions of the Fund’s Board of Directors and the requirements of the 1940 Act and all other applicable federal and state laws and regulations. Voyageur will pay all expenses incurred by it in connection with its activities under the proposed Sub-Management Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Fund.
     During the term of the Sub-Management Agreement, Voyageur has also agreed to report regularly to Access Capital and to the Board of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of Access Capital and the Board on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund with respect to the portion of the Fund’s portfolio allocated to Voyageur, the performance of the Fund’s investment portfolio allocated to the Voyageur in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Access Capital. Voyageur will also prepare such books and records with respect to the Fund’s securities transactions as reasonably requested by Access Capital and will furnish Access Capital and the Fund’s Board such periodic and special reports as the Board or Access Capital may reasonably request.
     In consideration for the services provided under the proposed Sub-Management Agreement, Access Capital has agreed to pay a fee calculated based on the market value of the Fund gross assets (including principal and accrued income) of 15 basis points per year. The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund, determined in the manner established by the Fund’s Board, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.
     The proposed Sub-Management Agreement shall become effective with respect to the Fund when it is approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act and upon the termination of the existing MLIM Sub-Management Agreement. This proposed Sub-Management Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this proposed Sub-Management Agreement is not approved for the Fund, Voyageur may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     The proposed Sub-Management Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by Access Capital on no less than sixty (60) days’ written notice to Voyageur. The proposed Sub-Management Agreement may be terminated at any time without the payment of any penalty by Voyageur on no less than sixty (60) days’ written notice to Access Capital. The proposed Sub-Management Agreement may also be terminated by the Fund with respect to the Fund by action of the Board or by a vote of a majority of the outstanding voting securities of such Fund on no less than sixty (60) days’ written notice to Voyageur by the Fund.
     The proposed Sub-Management Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by Access Capital, the Board or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that Voyageur or any officer or director of Voyageur has taken any action that results in a breach of the representations of Voyageur set forth in the proposed Sub-Management Agreement.
     A copy of the proposed Sub-Management Agreement is attached as Exhibit A below. Further information about Voyageur also appears in “Information about Voyageur Asset Management Inc. below.
BOARD EVALUATION OF PROPOSED SUB-MANAGEMENT AGREEMENT
     At an in-person meeting held on July 31, 2006, the Board, including a majority of the Independent Directors voting separately, considered and unanimously approved on behalf of the Fund the proposed Sub-Management Agreement between Access Capital and Voyageur. A copy of the form of proposed Sub-Management Agreement is included as Exhibit A to this proxy statement. Under the proposed Sub-Management Agreement, Voyageur would act as Sub-Manager to the Fund and would have the duties and responsibilities described in the proposed Sub-Management Agreement, subject to the general supervision of the Fund’s Board of Directors and Access Capital and in accordance with, among other things, the Fund’s investment objectives, policies and restrictions.
     At the July 31, 2006 meeting, which had been called for the purpose of considering candidates to succeed MLIM as a sub-manager, the Board, including the Independent Directors, requested and received materials and presentations relating to performance of and the services rendered by a number of candidates. In their deliberations, the Independent Directors had the opportunity to meet privately in executive session without representatives of Access Capital or Voyageur present. In evaluating the proposed Sub-Management Agreement, the Board reviewed materials furnished by Access Capital and Voyageur, as well as other candidates, including information about their respective affiliates, personnel, and operations. The Board also relied upon its knowledge of Access Capital resulting from quarterly meetings, periodic telephonic meetings and other communications throughout the year. In addition, the Board received a presentation and reviewed material from an independent party that evaluated and conducted due diligence on Voyageur and other candidates. In considering the approval of the proposed Sub-Management Agreement, the Board, including the Independent Directors, evaluated a number of factors relevant to their determination. The Directors did not identify any single factor as all-important or controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor. Among the factors considered by the Board in approving the proposed Sub-Management Agreement were the following:

Nature, Extent, and Quality of Services
     The Board considered the nature, scope and extent of the services proposed by Voyageur and other potential candidates and compared them to the services currently provided by MLIM. The Board noted in particular Voyageur’s strong reputation as a mid-sized institutional asset manager that provides fixed income investment advisory services to public funds and other institutional clients. The Board also evaluated the financial and other resources that Voyageur and other candidates offered, including the experience and skills of Voyageur’s management, investment, legal, compliance, and administrative personnel with the asset class represented by the Fund and its portfolio holdings. The Board noted that familiarity and expertise of Voyageur’s portfolio management personnel with the goals and strategies of Access Capital, as well as their extensive experience with the economic development securities bought and sold by the Fund. The Board also considered the resources made available to Voyageur’s personnel and the firm’s organizational depth and stability, which suggested that Voyageur would be able quickly to integrate its activities with those of Access Capital to provide portfolio management and other services to the Fund upon the termination of the MLIM Sub-Management Agreement. The Board noted that MLIM currently provides a bundle of services in addition to the portfolio management services that Voyageur will be hired to provide. The Board discussed with Access Capital the establishment of agreements with other service providers to obtain other services heretofore provided by MLIM. The Board noted that the fee to be paid to Voyageur by Access Capital is lower than that paid to MLIM (15 basis points instead of 25 basis points). The Board discussed how the unbundling of services may bring additional managerial requirements for Access Capital, but also the potential for a higher quality of services and responsiveness for the Fund’s Shareholders.
     Based on their review of the materials provided and the assurances received from Access Capital and the representatives from Voyageur, the Board determined that the nature and quality of services to be provided to the Fund under the proposed Sub-Management Agreement was expected to be of high quality compared to that provided under the MLIM Sub-Management Agreement to be terminated by operation of the pending MLIM-BlackRock transaction, and that they were satisfied with assurances from Access Capital and Voyageur of their commitment to building a strong relationship to serve the Fund.
Costs of Services Provided and Profitability
     The Board noted that under the proposed Sub-Management Agreement, Access Capital will continue to have full responsibility for providing investment advisory services to the Fund and will compensate Voyageur at its sole expense. The proposed Sub-Management Agreement will entail no increase in the fees charged to the Fund or its Shareholders. The Board discussed that the overall fee charged by Voyageur to Access Capital is to be 15 basis points as compared to 25 basis points charged by MLIM. The Board was satisfied that the fee charged by MLIM represented a bundle of additional services, such as transfer agency, fund administration, compliance services, that Access Capital will now obtain on behalf of the Fund from other providers. Although total fees paid by the adviser for Voyageur’s services will be less than the fees paid by Access Capital to MLIM under the MLIM Sub-Management Agreement, the Fund will pay new fees to a fund administrator for performing certain services. The Fund may also hire a service provider to perform certain compliance functions. Management expects that the overall costs imposed on Shareholders will not increase as a result of the unbundling of services. Among other considerations, the administrator will perform many of the regulatory and administrative tasks previously completed by Fund counsel, thereby reducing Fund counsel’s fees, which are also borne by the Fund.

     The Board also considered Access Capital’s profitability in managing the Fund as presented by Access Capital. The Board acknowledged that a reasonable level of profitability was important to provide suitable incentives, particularly to invest in infrastructure and other resources to support and enhance the Fund’s operations, and noted that, in the previous March 28, 2006 advisory agreement review, Access Capital reported a negative net income for its most recent reporting period, attributable to, among other things, its investments in staffing and infrastructure improvements.
Fees and Economies of Scale
     The Board also considered the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Board concluded that the existing fee structures reflected present economies of scale. The Board intends to monitor the Fund’s asset growth in connection with future determinations as to advisory and subadvisory agreement approvals to determine whether any economies of scale achieved may require reevaluation of the Fund’s advisory fees. The Board noted that Voyageur’s reputation may afford the Fund with broadened opportunities to penetrate new geographies and potential investor sectors.
Executive Session
     In an executive session, the Independent Directors thoroughly reviewed and evaluated the factors to be considered for approval of the proposed Sub-Management Agreement including, but not limited to, the expenses incurred in performance of services under the proposed Sub-Management Agreement; the compensation to be received by Access Capital and Voyageur; the profitability of Access Capital; the fees charged by the adviser of the Fund’s nearest peer; the past performance of Access Capital; the range and quality of services provided by Access Capital and proposed by Voyageur.
     The Independent Directors expressed that they were satisfied with the information provided at the July 31, 2006 meeting, and that they had received sufficient information to consider and approve the proposed Sub-Management Agreement with Voyageur. The foregoing factors were among those weighed by the Board in determining that they had a reasonable basis to approve the terms and conditions of the proposed Sub-Management Agreement as fair and reasonable.
     The Board of Directors, including the Independent Directors, unanimously recommends that Shareholders vote to approve the form of proposed Sub-Management Agreement with Voyageur Asset Management, Inc. Approval by Shareholders will not result in an increase in the contractual rate of any management fee payable by the Fund. In unanimously recommending approval of the proposed Sub-Management Agreement, the Directors of the Fund, including the Independent Directors, considered the best interests of Shareholders of the Fund and took into account all factors that they deemed relevant. In keeping with its obligations under federal and state law, the Board now seeks Shareholder approval of this advisory agreement.

PROPOSAL (2)
ACTION ON ARTICLES OF AMENDMENT
AS ADVISED BY THE BOARD OF DIRECTORS
     On Tuesday, March 28, 2006, Shareholders of the Fund voted to authorize the Board to withdraw the company’s election to be treated as a business development company pursuant to section 54(c) under the Investment Company Act and to continue operations as a closed-end investment company. Subsequently, the Fund has undertaken preparations for continuing the Fund’s operations as a registered closed-end investment company under the 1940 Act, including the filing of relevant materials related to registration such as Forms N-8A and N-2, as well as preparing an Annual Report and including it and other information on Form N-CSR. In the course of these preparations, the Fund has identified several provisions within the Fund’s Articles of Incorporation to be amended. The full text of the proposed Amendments appears as Exhibit B to this proxy statement, and is incorporated by reference.

     The Board is proposing to amend Article FIRST of the Articles of Incorporation to include the Fund’s new business address. The change to Article FIRST is ministerial and not expected to have any effect other than updating the charter to reflect the Fund’s new address. The Board adopted a resolution deleting Article FIRST of the Articles of Incorporation and inserting in lieu thereof the following Article:
“FIRST: Incorporation: The undersigned David F. Sand, whose address is 419 Boylston Street, Suite 501, Boston, Massachusetts 02116, being at least eighteen years of age, does hereby form a corporation under the general laws of the State of Maryland.”
     The Board is proposing to amend Article THIRD, Part A of the Articles of Incorporation to reflect the Fund’s new corporate purpose to operate as a registered closed-end management investment company instead of as a business development company. The amendment is not expected to have any effect other than to reflect the Fund’s new status. The Board adopted a resolution relating deleting Article THIRD, Part A of the Articles of Incorporation and inserting in lieu thereof the following Article:
“THIRD: Corporate Purposes:
     “A. To conduct, operate, and carry on the business of a closed-end management investment company registered under the Investment Company Act of 1940, as amended (‘1940 Act’); and”
     The Board has approved an amendment to Article SIXTH, Part A, to increase the number of shares that the Fund has authority to issue in anticipation that additional shares of the Fund may be sold as a result of the broader marketing opportunities and wider range of potential investors afforded to the Fund as a result of its registration as a continuously offered, closed-end investment company. Although the amendment provides the Board with the authority to issue additional shares, the Board has prospectively authorized the issuance of only 100,000,000 shares. The future issuance of additional shares is not expected to have any material effect upon the interests of Shareholders. The Board adopted a resolution deleting Article SIXTH, part A of the Articles of Incorporation and inserting in lieu thereof the following Article:

“SIXTH: Shares of Stock.
     A. The total number of shares of all classes of capital stock which the Corporation has authority to issue is 1,000,000,000 shares of Common Stock, $.0000001 par value, having an aggregate par value of $100.00.
     In anticipation that the Fund and its Shareholders will desire that the Fund remain in existence beyond its present term of existence, which is presently December 31, 2031, the Board has approved another amendment to remove the limitation on the Fund’s term of existence. The Board adopted a resolution deleting Article THIRTEENTH of the Articles of Incorporation and inserting in lieu thereof the following Article:
“THIRTEENTH: Term of Existence. The Corporation shall have an unlimited term of existence. If the Corporation determines to liquidate and wind up its business and affairs, the Directors shall become trustees of the Corporation’s assets for purposes of liquidation with the full powers granted to directors of a corporation which has voluntarily dissolved under subtitle 4 of Title 3 of the Maryland General Corporation Law or any successor statute as are necessary to liquidate the Corporation and wind up its affairs, but in no event with lesser power than the powers granted by such subtitle granted under the Maryland General Corporations Laws as of the date of incorporation of the Corporation.”
The Board, including the Independent Directors, unanimously recommends that Shareholders vote to take action on the Articles of Amendment as advised by the Board of Directors, attached hereto as Exhibit B and incorporated by reference herein. In recommending the proposed Amendments, the Board deemed the Amendments to be advisable and in the best interests of the Fund and its Shareholders.

ADDITIONAL INFORMATION
INFORMATION ABOUT THE MANAGER
     Access Capital is the manager of the Fund. Access Capital was formed in 1997 to focus on managing the assets of institutional investors interested in community investing. In February 1997, the firm assumed the assets, but no liabilities, of Access Capital Strategies Corp. The predecessor firm was a wholly owned subsidiary of Mellon Bank Corp. from 1994-1997. Access Capital’s principal business address is 419 Boylston Street, Suite 501, Boston, Massachusetts 02116. The name, address, and principal occupation of the principal executive officer and each director of Access Capital are as follows:

Name and Address	Principal Occupation	Position(s) with Access Capital

Ronald A. Homer*	Chief Executive Officer &	Same
Access Capital Strategies LLC	Co-Managing Member,
419 Boylston St.	Access Capital
Boston, MA 02116

David F. Sand	President &	Same
Access Capital Strategies LLC	Co-Managing Member,
419 Boylston St.	Access Capital
Boston, MA 02116

Louis Prezeau	President & Chief	Director
City National Bank of New Jersey	Executive Officer
900 Broad Street Newark, NJ 07102

Charles R. Kendrick	Principal, Clarion	Director
Clarion Ventures	Ventures LLC
225 Franklin St. Boston, MA 02110

Alden McDonald	President & Chief	Director
Liberty Bank & Trust	Executive Officer,
PO Box 60131	Liberty Bank & Trust
New Orleans, LA 70160

* Mr. Homer also serves as a director of the Fund.

INFORMATION ABOUT MERRILL LYNCH INVESTMENT MANAGERS, L.P.
     Merrill Lynch Investment Managers, L.P. (“MLIM”) is organized as a limited partnership. The general partner of MLIM is Princeton Services, Inc. (“Princeton Services”). The limited partner of MLIM is Merrill Lynch and Co., Inc. (“ML & Co.”). Princeton Services is a wholly-owned subsidiary of Merrill Lynch Group, Inc. (“Merrill Lynch Group”). Merrill Lynch Group is a wholly-owned subsidiary of ML & Co. ML & Co. and Princeton Services control MLIM through their ownership of the voting securities of MLIM and their power to exercise a controlling influence over the management and policies of MLIM. The principal business address of ML & Co. and Merrill Lynch Group is 4 World Financial Center, New York, New York 10080.
     MLIM and its affiliates act as investment adviser to more than 100 registered investment companies and offer investment advisory services to individuals and institutional accounts. As of December 31, 2005, MLIM and its affiliates had a total of approximately $540 billion in investment company and other portfolio assets under management.
     On February 15, 2006, BlackRock, Inc. (“BlackRock”) and Merrill Lynch & Co., Inc. (“ML & Co.”) reached an agreement to contribute ML & Co.’s investment management business, including Merrill Lynch Investment Managers (“MLIM”) and certain affiliates, to BlackRock to create a new asset management firm. The transaction has been approved by the boards of directors of both ML & Co. and BlackRock and is expected to close in the third quarter of 2006. On June 27, 2006, the Board of Directors of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) directed Access Capital Strategies LLC, the Fund’s adviser, to solicit proposals for a new sub-manager in anticipation that the transaction between BlackRock and ML & Co. will result in the termination of the Sub-Management Agreement under which MLIM currently provides services to the Fund, and MLIM will cease to serve as the Fund’s Sub-Manager after the transaction with BlackRock has been consummated.
     Robert C. Doll is the President of MLIM. The principal business address of Mr. Doll and MLIM is P.O. Box 9011, Princeton, New Jersey 08543-9011.
     W. Carl Kester, an Independent Director of the Fund, also serves as a director of other investment companies managed by MLIM and its affiliates.
INFORMATION ABOUT VOYAGEUR ASSET MANAGEMENT INC.
     Voyageur Asset Management Inc., a registered investment adviser, is the proposed sub-manager for the Fund. Its principal place of business is 100 South Fifth Street, Suite 2300, Minneapolis, MN 55402-1240. Voyageur is a wholly owned subsidiary of RBC Dain Rauscher Corp. RBC Dain Rauscher, Corp. is a wholly owned subsidiary of RBC USA Holdco Corp., whose parent is RBC Holdings (USA) Inc., whose ultimate parent is Royal Bank of Canada. As of March 31, 2006, Voyageur had approximately $27.3 billion in assets under Management. The name, address, and principal occupation of the principal executive officer and each director of Voyageur are as follows:

Name and Address	Principal Occupation	Position(s) with Voyageur
John Godfrey Taft 100 South Fifth Street Suite 2300 Minneapolis, MN 55402	CEO and President Dain Rauscher, Inc.	Director and CEO

Michael Thomas Lee 100 South Fifth Street Suite 2300 Minneapolis, MN 55402	Director and President	Same

Deborah Joy Kermeen 100 South Fifth Street Suite 2300 Minneapolis, MN 55402	Director, Finance RBC Dain Rauscher, Inc.	Director and CFO

Erik Robert Preuss 100 South Fifth Street Suite 2300 Minneapolis, MN 55402	Director and COO	Same

Kathleen Adair Gorman 100 South Fifth Street Suite 2300 Minneapolis, MN 55402	CCO	Same
     For the year ended May 31, 2006, MLIM was paid $1,188,063 for its services as sub-manager. Had Voyageur been employed as sub-manager for the same period, its fee would have been $727,728.
     The following is a description of the size, rate of compensation, and information about fee waivers for the Tamarack Government Income Fund, a fund advised by Voyageur in fiscal year ending May 31, 2006:

Fund Name:	Tamarack Government Income Fund
Asset Size:	4,688,086 (as of July 31, 2006)
Advisory Fee:	0.30%*

*  For the last fiscal year-ended September 30, 2005, the S share class of the Tamarack Government Income Fund had total expenses of 2.15% (including management fee). Of the 2.15% total expenses, Voyageur has contractually waived fees in the amount of 1.30%, reducing total expenses to ..85%. The S share class does not include a distribution fee. Other share classes of the fund have included similar contractual waivers.

SHAREHOLDER PROPOSALS
     Shareholder proposals to be presented at any future meeting of Shareholders of the Fund must be received by the Fund a reasonable time before the Fund’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.
OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY
     The only business to be presented at the Meeting is the business mentioned in the Notice of Special Meeting of Shareholders and described in this proxy statement. Should any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the person(s) named as proxies, or their substitutes, present and acting at the Meeting.
     If, at the time any session of the Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote the proxies that have been received to adjourn the Meeting to a later date. If a quorum is present, but sufficient votes in favor of the Proposal has not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The Fund’s bylaws state that, in the absence of a quorum, the holders of a majority of shares entitled to vote at the meeting and present in person or by proxy, or, if no Shareholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of such meeting may adjourn the meeting. Abstentions and broker non-votes will be treated as though they were votes against adjournment. Thus, the persons named as proxies will vote those proxies that they are entitled to vote in favor of the Proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the Proposal against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.
     If you do not expect to attend the Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.
     Your vote is important. You can help the Fund avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly marking, signing, dating, and returning the enclosed proxy. The enclosed envelope requires no postage if mailed in the United States.
     If you are unable to attend the meeting, please vote by one of the above methods so that the necessary quorum may be represented at the meeting.

EXHIBIT A
INVESTMENT SUB-ADVISORY AGREEMENT
     AGREEMENT made as of this ___ th day of                     , 2006 by and between                                          , a                       corporation and a federally registered investment adviser (“Manager”), and                                           , a                       corporation and a federally registered investment adviser (“Sub-Adviser”).
     WHEREAS, Manager serves as the investment manager for the                      Fund (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) pursuant to an Investment Management Agreement between Manager and the Fund (as such agreement may be modified from time to time, the “Management Agreement”); and
     WHEREAS, Manager desires to retain Sub-Adviser to furnish investment advisory services for a certain designated portion of the Fund’s investment portfolio, upon the terms and conditions hereafter set forth;
     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
1. Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.
2. Services to be Performed. Subject always to the supervision of Fund’s Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, have discretionary authority to make investment decisions for, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and as described in the Fund’s initial registration statement on Form N-2 as declared effective by the Securities and Exchange Commission, consistent with the investment objectives and restrictions of the Fund described therein and as they may subsequently be changed by the Fund’s Board of Trustees and publicly described and as the Sub-Adviser is notified of such changes. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund’s investments in securities selected for the Fund by the Sub-Adviser hereunder, and will comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time, and the investment objectives, policies and restrictions of the Fund, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions. Manager will provide Sub-Adviser with current copies of the Fund’s Declaration of Trust, By-laws, prospectus and any amendments thereto, and any written objectives, policies, procedures or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

The Sub-Adviser will not be responsible for voting proxies relating to securities in which assets of the Fund’s investment portfolio are invested, or for maintaining any records detailing such votes. The Sub-Adviser shall not be responsible for any other corporate actions relating to the Account, including administrative filings, such as proofs or claims in class actions.
Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of the Fund, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act. The Adviser shall not be responsible for any loss caused by any act or omission of any broker/dealer; provided, however, that with respect to those broker/dealers that have been selected by the Adviser, the Adviser has acted prudently in the selection of such broker/dealers.
     Sub-Adviser further agrees that it:
     a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;
     b) will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;
     c) will report regularly to Manager and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund with respect to the portion of the Fund’s portfolio allocated to the Sub-Adviser, the performance of the Fund’s investment portfolio allocated to the Sub-Adviser in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager;

     d) will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will use its best efforts to notify Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day), of which the Sub-Adviser becomes aware, that may materially impact the pricing of one or more securities in Sub-Adviser’s portion of the portfolio. In addition, Sub-Adviser will assist Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities; and
     e) will prepare such books and records with respect to the Fund’s securities transactions for the portion of the Fund’s investment portfolio allocated to the Sub-Adviser as reasonably requested by the Manager and will furnish Manager and Fund’s Board of Trustees such periodic and special reports as the Board or Manager may reasonably request.
3. Representations of Manager. Manager hereby represents that it:
     a) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;
     b) is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund;
     c) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, or the applicable licensing requirements for the use of any trademarks necessary to be met in order to perform investment advisory services for the Fund; and
     d) will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Manager from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.
4. Representations of Sub-Adviser. Sub-Adviser hereby represents that it:
     a) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;
     b) is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund;
     c) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform investment advisory services for the Fund; and
     d) will immediately notify the Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

5. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Fund.
6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, an annual portfolio management fee of 0.15% calculated based on the market value of the Fund gross assets (including principal and accrued income).
The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund, determined in the manner established by the Fund’s Board of Trustees, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.
For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.
Manager shall not agree to amend the financial terms of the Management Agreement to the detriment of the Sub-Adviser by operation of this Section 6 without the express written consent of the Sub-Adviser.
7. Services to Others. Manager understands, and has advised Fund’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to other investment portfolios including investment companies, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised Fund’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised Fund’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts.

8. Limitation of Liability. The Sub-Adviser shall not be liable for, and Manager will not take any action against the Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.
9. Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on the same date that it is approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until                       unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.
This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager on no less than sixty (60) days’ written notice to the Sub-Adviser. This Agreement may be terminated at any time without the payment of any penalty by the Sub-Adviser on no less than sixty (60) days’ written notice to the Manager. This Agreement may also be terminated by the Fund with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund on no less than sixty (60) days’ written notice to the Sub-Adviser by the Fund.
This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the representations of the Sub-Adviser set forth herein.
The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.
Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to the effective date of such termination. This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Fund is terminated, assigned or not renewed.

10. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party

If to the Manager:	If to the Sub-Adviser:
Voyageur Asset Management Inc. 100 South Fifth Street, Suite 2300 Minneapolis, Minnesota 55402 Attn: Chief Operating Officer cc: James A. Roberts, Managing Director
     or such address as each such party may designate for the receipt of such notice.
11. Limitations on Liability. All parties hereto are expressly put on notice of the Fund’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the                                           , and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.
12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
13. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Minnesota.
IN WITNESS WHEREOF, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

By:	By:

Title:	Title:

Exhibit B
RESOLUTIONS OF DIRECTORS REGARDING
AUTHORIZATION OF CHARTER AMENDMENT
RESOLVED: That, pursuant to Section 2-604(c)(1) of the Maryland General Corporation Law, it is advisable and in the best interest of the Corporation that the charter of the Corporation be amended by
Deleting Article FIRST of the Articles of Incorporation and inserting in lieu thereof the following Article:
“FIRST: Incorporation: The undersigned David F. Sand, whose address is 419 Boylston Street, Boston, Massachusetts 02116, being at least eighteen years of age, does hereby form a corporation under the general laws of the State of Maryland.”
Deleting Article THIRD, part A of the Articles of Incorporation and inserting in lieu thereof the following Article:
“THIRD: Corporate Purposes:
     “A. To conduct, operate, and carry on the business of a closed-end management investment company registered under the Investment Company Act of 1940, as amended (‘1940 Act’); and”
Deleting Article SIXTH, part A of the Articles of Incorporation and inserting in lieu thereof the following Article:
“SIXTH: Shares of Stock.
     “A. The total number of shares of all classes of capital stock which the Corporation has authority to issue is 1,000,000,000 shares of Common Stock, $.0000001 par value, having an aggregate par value of $100.00.”
Deleting Article THIRTEENTH of the Articles of Incorporation and inserting in lieu thereof the following Article:
“THIRTEENTH: Term of Existence. The Corporation shall have an unlimited term of existence. If the Corporation determines to liquidate and wind up its business and affairs, the Directors shall become trustees of the Corporation’s assets for purposes of liquidation with the full powers granted to directors of a corporation which has voluntarily dissolved under subtitle 4 of Title 3 of the Maryland General Corporation Law or any successor statute as are necessary to liquidate the Corporation and wind up its affairs, but in no event with lesser power than the powers granted by such subtitle granted under the Maryland General Corporations Laws as of the date of incorporation of the Corporation.”

B-1

FURTHER RESOLVED: That, pursuant to Section 2-604(c)(2) of the Maryland General Corporation Law, the foregoing proposed amendments to the charter of the Corporation be submitted to the stockholders of the Corporation at a special meeting of the stockholders.
FURTHER RESOLVED: That, pursuant to Section 2-502(a)(2) of the Maryland General Corporation Law, a special meeting of stockholders of the Corporation shall be held at 9:00 am on September 19, 2006 at 419 Boylston Street, Boston, Massachusetts 02116;
FURTHER RESOLVED: That the Board of Directors unanimously recommends that the stockholders vote for the foregoing proposed amendments to the charter of the Corporation;
FURTHER RESOLVED: That, subject to approval by the stockholders of the Corporation of the foregoing proposed amendment to the charter of the Corporation, the proper officers of the Corporation be and they are hereby authorized and directed to execute Articles of Amendment and to take all action necessary for the proper filing thereof with the State Department of Assessments and Taxation of Maryland such following the due approval thereof by the stockholders of the Corporation, and to take any and all other actions and to execute such other documents as may be necessary or appropriate in connection therewith.

B-2

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON
SEPTEMBER 19, 2006
This proxy is solicited by the Board of Directors of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) for use at a Special Meeting of Shareholders (“Meeting”) to be held on September 19, 2006 at 9:00 am Eastern Time at 419 Boylston Street, Suite 501, Boston, Massachusetts 02116.
The undersigned hereby appoints Ronald A. Homer and David F. Sand, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all common stock in the Fund held of record by the undersigned on the record date for the Meeting, upon the following matters and upon any other matter which may come before the Meeting in their discretion:
PROPOSAL (1): Approval of Form of Sub-Management Agreement.

FOR	AGAINST	ABSTAIN
☐	☐	☐
PROPOSAL (2): Approval of Amendments to Articles of Incorporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐
PROPOSAL (3): Transaction of such other business as may properly come before the Meeting.

FOR	AGAINST	ABSTAIN
☐	☐	☐
Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the above-enumerated Proposals.

The undersigned hereby acknowledges receipt of the Notice of Meeting dated August 21, 2006 and the Proxy Statement attached hereto:

Signature(s) of Shareholder(s)

Signature(s) of Shareholder(s)

Print Name of Company/Shareholder

Date: , 2006

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Director, or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.
PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD
PROMPTLY IN THE ENCLOSED ENVELOPE